UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  October 28, 2004
                                                       -------------------------

                              Moldflow Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           000-30027                                      04-3406763
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    (Commission File Number)                   (IRS Employer Identification No.)


       430 Boston Post Road, Wayland, Massachusetts                  01778
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         (Address of Principal Executive Offices)                  (Zip Code)


                                  508-358-5848
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

Suzanne MacCormack, the Company's Executive Vice President and Chief Financial Officer, has informed the Company of her decision to resign from employment with the Company, effective December 31, 2004. At such time, the Employment Agreement between the Company and Ms. MacCormack, dated August 16, 2002 (the "Agreement") will terminate.

The Agreement was for an initial period of one year, and is automatically extended for one additional year on the anniversary date unless either party has given notice that it does not wish to extend the Agreement. The Agreement provides for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to Ms. MacCormack. The Agreement requires her to refrain from competing with the Company and from soliciting the Company's employees for a period of twelve months following termination for any reason. The Agreement also provides for certain payments and benefits should her employment be terminated because of death or disability, by her for good reason or by the Company without cause, as further defined in the Agreement. In general, in the case of a termination by Ms. MacCormack for good reason, or by the Company without cause, Ms. MacCormack would receive one year of cash compensation, including base salary and an average of cash bonuses paid over the past five years, an extension of benefits for one year and an acceleration of vesting for stock options and restricted stock which otherwise would vest during the next twelve months. Upon a change of control, as defined in the Agreement, she is eligible for payment of eighteen months of cash compensation, including base salary and on-target cash bonus for the current fiscal year, an extension of benefits for one year and an acceleration of vesting for all outstanding stock options and restricted stock. Because Ms. MacCormack is voluntarily terminating her Agreement with the Company, no cash compensation or extension of benefits is required pursuant to the terms of the Agreement.

This matter is discussed further in the press release issued by Moldflow Corporation on October 28, 2004 which is attached to this Form 8-K as Exhibit
99.2 and is incorporated herein by reference.


Item 2.02. Results of Operations and Financial Condition

The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

On October 28, 2004, Moldflow Corporation issued a press release regarding the quarter ended September 25, 2004. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.


Item 5.02. Departure of Directors or Principal Officers

Ms. Suzanne MacCormack, the Company's Executive Vice President and Chief Financial Officer has informed the Company of her decision to resign from employment with the Company, effective December 31, 2004. This matter is discussed further in the press release issued by Moldflow Corporation on October 28, 2004 which is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated October 28,
               2004.
Exhibit 99.2 - Press Release issued by Moldflow Corporation dated October 28,
               2004.

Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Pursuant to General Instruction B.2 to Form 8-K, Exhibit 99.2 is intended to be deemed filed for the purposes of the Securities Exchange Act of 1934.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MOLDFLOW CORPORATION



Date: October 28, 2004                   By: /s/ Suzanne E. MacCormack
                                             -----------------------------------
                                             Name: Suzanne E. MacCormack
                                             Title: Executive Vice President and
                                                    Chief Financial Officer